UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 6, 2014
Wal-Mart Stores, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street
Bentonville, Arkansas 72716
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(479) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
The Annual Shareholders' Meeting (the "Meeting") of Wal-Mart Stores, Inc. (the "Company") was held on June 6, 2014 in Fayetteville, Arkansas. As of the close of business on April 11, 2014, the record date for the Meeting, there were 3,227,139,271 shares of the Company's common stock outstanding, with each share entitled to one vote. The holders of 2,902,066,150 shares of the Company's common stock were present in person or represented by proxy at the Meeting. At the Meeting, the Company's shareholders voted on the matters set forth below.

Election of Directors
The Company's shareholders elected for one-year terms all fourteen persons nominated for election as directors as set forth in the Company's proxy statement dated April 23, 2014. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Aida M. Alvarez	2,478,644,150	201,268,819	3,187,455	218,965,726
James I. Cash, Jr.	2,519,489,889	160,429,160	3,181,375	218,965,726
Roger C. Corbett	2,624,446,664	55,734,928	2,918,832	218,965,726
Pamela J. Craig	2,567,135,068	113,120,473	2,844,883	218,965,726
Douglas N. Daft	2,591,362,177	88,813,089	2,925,158	218,965,726
Michael T. Duke	2,325,989,165	353,524,508	3,586,751	218,965,726
Timothy P. Flynn	2,602,045,756	78,144,371	2,910,297	218,965,726
Marissa A. Mayer	2,623,632,615	56,634,211	2,833,598	218,965,726
C. Douglas McMillon	2,659,151,111	21,052,456	2,896,857	218,965,726
Gregory B. Penner	2,612,783,937	67,006,137	3,310,350	218,965,726
Steven S Reinemund	2,620,217,663	59,941,688	2,941,073	218,965,726
Jim C. Walton	2,613,088,147	66,868,817	3,143,460	218,965,726
S. Robson Walton	2,381,071,659	298,630,532	3,398,233	218,965,726
Linda S. Wolf	2,581,750,892	98,414,475	2,935,057	218,965,726

Company Proposals
Ratification of Independent Accountants. The Company's shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company's independent registered accountants for the fiscal year ending January 31, 2015. The votes on this proposal were as follows:

For	Against	Abstain
2,888,719,929	9,047,432	4,298,789

There were no broker non-votes with respect to this proposal.

Advisory Vote on Executive Compensation. The Company's shareholders voted upon and approved, by nonbinding, advisory vote, the compensation of the Company's named executive officers, as described in the Company's proxy statement dated April 23, 2014. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
2,318,544,653	358,499,932	6,055,839	218,965,726

Shareholder Proposals
The Company's shareholders voted upon and rejected a shareholder proposal regarding a policy that the chairman of the Company's board of directors be independent. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
412,462,438	2,265,049,255	5,588,731	218,965,726

The Company's shareholders voted upon and rejected a shareholder proposal regarding a policy regarding disclosure of recoupment of executive compensation. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
394,366,496	2,282,291,351	6,442,577	218,965,726

The Company's shareholders voted upon and rejected a shareholder proposal requesting an annual report on lobbying activities. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
294,808,362	2,228,322,015	159,970,047	218,965,726

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 10, 2014

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Gordon Y. Allison
Vice President and General Counsel, Corporate

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